UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2019

HIREQUEST, INC.

(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400

(Registrant’s telephone number, including area code)

Command Center, Inc.

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO 80235

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

Background

On July 15, 2019, HireQuest, Inc., formerly known as Command Center, Inc. (the “Company”), completed its acquisition (the “Merger”) of Hire Quest Holdings, LLC, a Florida limited liability company (“HQH”), in accordance with the terms of the related Agreement and Plan of Merger dated April 8, 2019 (the “Merger Agreement”).

In accordance with the terms of the Merger Agreement, upon the closing of the Merger, all of the ownership interests in HQH were converted into the right to receive an aggregate number of shares of the Company’s common stock representing 68% of the shares of the Company’s common stock outstanding immediately after the effective time of the Merger (the “Merger Consideration”).

Effective July 23, 2018, the Company had granted 48,156 shares of its restricted stock to its non-employee directors (the “2018 Grant”). The 2018 Grant was reflected in the Company’s (a) quarterly reports on Form 10-Q beginning with the report for the quarter in which the grant was made, (b) annual report on Form 10-K for the year ended December 28, 2018, and (c) definitive proxy statement on Schedule 14A filed on June 18, 2019. However, because the Company’s stock register at its transfer agent inadvertently did not reflect the 2018 Grant at the effective time of the Merger, the corresponding shares were not included in the calculation of the number of shares to be issued as Merger Consideration. As a result, the members of HQH immediately prior to the effective time of the Merger (the “Legacy Hire Quest Members”) received only 9,837,336 shares of the Company’s common stock as Merger Consideration, 102,332 shares fewer than the number of shares to which they are entitled under the terms of the Merger Agreement.

September 13, 2019 Board Action

On September 13, 2019, the Company’s Board of Directors directed the Company to correct its stock register to reflect the 2018 Grant and issued to the Legacy Hire Quest Members the remaining 102,332 shares to which they are entitled under the terms of the Merger Agreement. This issuance was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. In the aggregate, the Legacy Hire Quest Members have therefore received 9,939,668 shares of the Company’s common stock as Merger Consideration. Of this amount, Richard Hermanns has received 5,705,792 shares with an aggregate value of $32,865,361 and Edward Jackson has received 2,482,321 shares with an aggregate value of $14,298,168, with each such value computed based on the closing price of the common stock on Nasdaq of $5.76 per share on July 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: September 18, 2019	/s/ John McAnnar
John McAnnar
Vice President and General Counsel